Exhibit 10.55
                                                                     Translation

                                Employ agreement

Party A: Shenzhen          BAK Battery Co.,Ltd
Party B: Huanyu Mao         Gender: Male             Age: 52
ID Number:  N.A  (Huanyu Mao is a Canadian)          Place of ID issued:

This agreement is signed by and between Party A and Party B through fairly and freewill negotiation. Both parties agree the following articles:

1. This agreement shall become effective since both parties signed and shall become mature on September 1, 2007. (This agreement with a term of 3 years; 0 Month test run period)

2. Party A agrees to employ Party B as an employee of Shenzhen BAK Battery Co.,Ltd and will arrange work position for Party B according to the specific work requirement.

3. During the employ agreement period, Party A shall pay salary to Party A according to the company's principle; shall pay social security pension for Party A and provide other welfares.

4. During the employ agreement period, Party A maintains the right to adjust Party B's position according to work requirements, under such situation, Party B shall obey Party A's arrangement.

5. During the employ agreement period, Party B shall:

     1) Obey the PRC's laws and rules; obey the company's rules and principles.

     2) Obey what the company assigned and be full of responsible to the work; Insist fairness when at work, don't earn interest for self through work; be professional and honest; learning hard and work hard to keep improving profession skill.

6. Party B has the right to dismiss its employees when the following situation happens:

     1) When the operation situation changed materially and caused some employees' positions unwanted, through rearrangement still unwanted;

     2) Party A lack of ability to carry out his/her work and didn't work hard to improve, through education and training still didn't competent for his/her work;

     3) Party A didn't obey this agreement articles during this contract term;

     4) Violate company's principles and rules; or harm company and other employee's interests.



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7. Work discipline:

     1) Party A shall obey Party B's all disciplines which made according to PRC laws. If party A violates party B's discipline and caused losses, Party B shall apply the following penalty according the loss degree: Oral warning; written on a record penalty; monetary penalty; dismiss.

     2)  Party  A  shall  obey  the  safe  operate   instruction,   ensure  safe
manufacture; If Party A disobey the instruction and caused losses, the losses shall be born by Party A.

     3) Party A shall obey PRC's family planning policies (one family one child), or Party A shall bear all the results caused by violate relative policies.

8. Terminate the Contract and violate responsibility:

     1) During the contract term, if Party B suggests terminate the contract, Party B shall inform Party A one month beforehand by written notice. Or Party B shall pay Party A amount one month's salary.

     2) During the contract term, if Party A suggests terminate the contract, Party A shall inform Party B one month beforehand by written notice. Or Party A shall pay Party B amount one month's salary.

     3) During the test run period, both party can terminate the contract by written notice to the other party.

9. Either party who violates the contract and caused losses to the other party, shall bear the monetary responsibility as well as legal responsibility.

10. No matter by what reason Party B leaves Party A, Party B shall obey the company's relative rules to handle the work to his/her successor and sign relative documents. Or, Party A shall treat Party B's leave as an automatic leave. Losses caused by Party B hereby shall be born by Party B or his/her guarantor.

11. When Party B leaves Party A, shall return the articles which belongs to Party A but kept by Party B when at work. Or, the losses shall be born by Party B's guarantor.

12. Details related to business and administrative, both parties shall obey the Employee disciplines as well as other rules made by the company.

13. Secrecy principle. If signed Secrecy Agreement, both party shall obey articles stated in it.

14. New problems rose during the contract term, through mutual negotiation, supplementary articles shall be add to this contract or revise present articles.

15. When the contract is at term, either party who doesn't want to sign a continue employ contract, shall inform the other party one month before.



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16.  When the  contract is at term,  by mutual  agree,  both  parties can sign a continue employ contract.

17. This contract becomes effective once both party signed; This Agreement should be made in Duplicate with one held by each party.

Party A chops:                                    Party B signs:

Sign date: September 1, 2004